General California

      Municipal Money

      Market Fund

      ANNUAL REPORT November 30, 2002


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                    THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                              General California

                                                    Municipal Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for General California Municipal Money Market Fund, covering the 12-month period from December 1, 2001 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

As we approach year-end, it appears likely that 2002 will be the third consecutive year of negative returns for the U.S. stock market. Investor confidence has been shaken, and understandably so, in the aftermath of the speculative bubble of the late 90s and the 2001 recession. As a result, many investors have turned to the relative stability of the money markets. For some investors, tax-exempt money market funds are part of a broader strategy to diversify among various asset classes and reduce current income taxes. Others, however, have recently employed money market funds in an attempt to time the stock market.

In our view, the latter strategy involves greater risks than most can afford. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did General California Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 2002, the fund's Class A shares produced a yield of 1.00% and its Class B shares produced a yield of 0.62%. Taking into account the effects of compounding, the fund's Class A and Class B shares provided effective yields of 1.01% and 0.62%, respectively, during the same period.(1)

A generally weak economy caused interest rates and tax-exempt money market yields to continue to fall during the reporting period. Although yields are currently among the lowest on record, tax-exempt money market funds have successfully preserved capital in an otherwise volatile market environment for longer-term financial assets.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal and California state personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a portfolio of high-quality, tax-exempt money market instruments that provide income exempt from federal and California state personal income taxes. Second, we actively manage the fund's average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn lengthen the fund's
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

weighted average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund's average maturity to maintain then-current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in the midst of a recession, and investors were looking forward to a resumption of economic growth in 2003. Indeed, consumers responded early in the year to historically low interest rates by spending on big-ticket items such as homes and cars. However, corporate capital spending remained anemic in the midst of high-profile accounting scandals, the threat of war in Iraq and ongoing economic uncertainty.

In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) began the reporting period with a 0.25 percentage-point rate cut, the last of 11 such reductions implemented during 2001. The Fed subsequently held interest rates steady through the first 10 months of 2002 while it waited for the economic recovery to gain momentum. When the economy failed to respond, the Fed stepped in with an additional rate cut in November, reducing short-term interest rates to just 1.25%.

Tax-exempt money market yields also fell in response to a highly volatile stock market, which caused a "flight to quality" among investors seeking a more stable investment alternative. This surge in demand for money market securities persisted throughout the reporting period.

At the same time, the weak economy caused California to lose jobs and collect less state income, sales and capital gains taxes than it originally anticipated. The state has attempted to bridge its budget gap by reducing expenses, tapping its Rainy Day Fund and borrowing in the tax-exempt bond markets. Toward the end of the reporting period, California came to market with a series of sizeable bond issues, including short-term securities, which were intended to reimburse its general fund for electricity purchases during the 2001 energy crisis. ThiS increase in the supply of tax-exempt securities put upward pressure on yields, and the fund participated by purchasing tax-exempt notes that we believed to be attractively priced.

Otherwise, we generally favored securities backed by credit enhancements, such as bank letters of credit and third-party insurance.(2) We also emphasized diversification away from state debt, purchasing instead local issuers we consider fiscally sound, such as highly rated pools of smaller school districts

What is the fund's current strategy?

As of year-end, the fund's weighted average maturity was slightly longer than its peer group average. This position is primarily the result of our recent purchase of power-related notes. As time passes, we expect the fund's weighted average maturity to return to the neutral range. Because the yield differences between very short-term securities and one-year notes have been much narrower than average, we believe that it makes little sense to assume the greater risks of longer-dated securities. Accordingly, as the fund's commercial-paper holdings have matured, we have generally redeployed those assets to variable-rate notes on which yields are reset weekly. We have also maintained our focus on high credit quality. In our view, this conservative approach should continue to help the fund weather the current period of low yields and economic weakness.

December 16, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELDS PROVIDED FOR THE FUND'S CLASS B SHARES REFLECT THE ABSORPTION OF THE FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELDS WOULD HAVE BEEN LOWER.

(2) INSURANCE ON INDIVIDUAL PORTFOLIO SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                                        The Fund


STATEMENT OF INVESTMENTS

November 30, 2002

                                                                                            Principal
TAX EXEMPT INVESTMENTS--99.8%                                                              Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--98.8%

ABAG Finance Authority for Non-Profit

  Corporations, MFHR, VRDN:

    (Acton Courtyard Apartments)

         1.20% (LOC; Wells Fargo Bank)                                                        5,225,000  (a)           5,225,000

      (Gaia Building Project)

         1.20% (LOC; FNMA)                                                                    2,500,000  (a)           2,500,000

Alameda County, MFHR, VRDN

  (Berkeleyan Project)

   1.20% (LOC; Wells Fargo Bank)                                                              5,790,000  (a)           5,790,000

Alameda County Industrial Development

  Authority, Industrial Revenue, VRDN:

    (2923 Adeline Association Project)

         1.20% (LOC; Wells Fargo Bank)                                                        1,340,000  (a)           1,340,000

      (Edward L. Shimmon Inc. Project)

         1.20% (LOC; Banque Nationale de Paris)                                               5,700,000  (a)           5,700,000

      (Meskimen Family Trust Project)

         1.20% (LOC; Banque Nationale de Paris)                                               5,660,000  (a)           5,660,000

      (Niles Machine and Tool)

         1.35% (LOC; Wells Fargo Bank)                                                        1,875,000  (a)           1,875,000

      (Plastikon Industries Inc. Project)

         1.40% (LOC; California State

         Teachers Retirement)                                                                 4,000,000  (a)           4,000,000

      (Plyproperties Project)

         1.20% (LOC; Wells Fargo Bank)                                                        6,545,000  (a)           6,545,000

      (Spectrum Label Corp.)

         1.55% (LOC; Bank of the West)                                                        3,695,000  (a)           3,695,000

      (Tool Family Partnership)

         1.20% (LOC; Wells Fargo Bank)                                                        1,850,000  (a)           1,850,000

      (United Manufacturing Project)

         1.20% (LOC; Wells Fargo Bank)                                                        2,000,000  (a)           2,000,000

      (West Coast Pack LLC Project)

         1.20% (LOC; ABN-AMRO)                                                                5,400,000  (a)           5,400,000

      (Wood Technical Project)

         1.20% (LOC; Wells Fargo Bank)                                                        2,425,000  (a)           2,425,000

Bay Area Government Association

  Rapid Transit, Grant Revenue

  (Bart SFO Extension) 4.75%, 6/15/2003

   (Insured; AMBAC)                                                                           1,020,000                1,038,230

California Department of Water Resources

                      Power Supply Revenue 1.80%, 3/13/2003

  (LOC: The Bank of New York and

   California State Teachers Retirement)                                                     15,000,000               15,000,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Economic Development Financing Authority

  IDR, VDRN (Provena Foods Inc. Project)

   1.25% (LOC; Comerica Bank)                                                                 1,925,000  (a)           1,925,000

California Educational Facilities Authority

  College and University Revenue, VRDN

  (University of Judaism)

   1.25% (LOC; Allied Irish Bank)                                                             3,500,000  (a)           3,500,000

California Housing Finance Agency, Revenue

  VRDN, Municipal Security Trust Receipt

  1.25% (Insured: AMBAC and MBIA and

   Liquidity Facility; JPMorgan Chase Bank)                                                   6,010,000  (a)           6,010,000

California Infrastructure and Economic

  Development Bank, VRDN:

    EDR (7/11 Materials Inc. Project)

         1.35% (LOC; California State

         Teachers Retirement)                                                                 5,000,000  (a)           5,000,000

      IDR:

         (Chaparral Property Project)

            1.40% (LOC; Comerica Bank)                                                        1,885,000  (a)           1,885,000

         (Cunico Corp. Project)

            1.25% (LOC; Comerica Bank)                                                        2,040,000  (a)           2,040,000

         (International Raisins Inc. Project)

            1.55% (LOC; M&T Bank)                                                             3,750,000  (a)           3,750,000

         (Lance Camper Manufacturing Corp.)

            1.25% (LOC; Comerica Bank)                                                        6,000,000  (a)           6,000,000

         (Murrietta Circuits Project)

            1.25% (LOC; Comerica Bank)                                                        4,400,000  (a)           4,400,000

         (Studio Moulding Project)

            1.40% (LOC; Comerica Bank)                                                          635,000  (a)             635,000

         (Traditional Medicinals)

            1.35% (LOC; Wells Fargo Bank)                                                     2,325,000  (a)           2,325,000

         (Vandalay Holdings LLC)

            1.40% (LOC; Comerica Bank)                                                        2,747,050  (a)           2,747,050

California Pollution Control Financing Authority

  SWDR, VRDN:

    (Athens Services Project)

         1.15% (LOC; Wells Fargo Bank)                                                        4,800,000  (a)           4,800,000

      (Burrtec Waste Industries Inc.)

         1.15% (LOC; U.S. Bank NA)                                                            3,700,000  (a)           3,700,000

      (California Waste Solutions)

         1.15% (LOC; California State

         Teachers Retirement)                                                                 3,760,000  (a)           3,760,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Pollution Control Financing Authority

  SWDR, VRDN (continued):

    (Chicago Grade Landfill)

         1.25% (LOC; Comerica Bank)                                                           1,825,000  (a)           1,825,000

      (CR&R Inc. Project)

         1.25% (LOC; Comerica Bank)                                                           3,895,000  (a)           3,895,000

      (Greenteam of San Jose Project)

         1.15% (LOC; Wells Fargo Bank)                                                        3,000,000  (a)           3,000,000

      (Greenwaste Recovery Project)

         1.25% (LOC; Comerica Bank)                                                           4,305,000  (a)           4,305,000

      (Metropolitian Recycling Corp. Project):

         1.25%, Series A (LOC; Comerica Bank)                                                 3,400,000  (a)           3,400,000

         1.25%, Series B (LOC; Comerica Bank)                                                 2,655,000  (a)           2,655,000

      (Mottra Corp. Project)

         1.15% (LOC; Wells Fargo Bank)                                                        2,750,000  (a)           2,750,000

      (Norcal Waste System Inc. Project):

         1.20% (LOC; Fleet National Bank)                                                    13,120,000  (a)          13,120,000

         1.25% (LOC; Comerica Bank)                                                          11,000,000  (a)          11,000,000

         1.30% (LOC; Fleet National Bank)                                                       380,000  (a)             380,000

      (Ratto Group Company Inc. Project)

         1.15% (LOC; California State

         Teachers Retirement)                                                                 4,700,000  (a)           4,700,000

      (Republic Services Inc. Project)

         1.15% (LOC; Bank of America)                                                         6,500,000  (a)           6,500,000

      (Specialty Solid Waste Project)

         1.25% (LOC; Comerica Bank)                                                           4,640,000  (a)           4,640,000

California School Cash Reserve Program Authority,
   Revenue 3%, 7/3/2003 (Insured; AMBAC)                                                      1,150,000                1,159,798

California Statewide Communities Development Authority:

  Revenues, TRAN:

      3%, 6/30/2003 (Insured; FSA)                                                           12,000,000                12,088,620

      (Riverside County) 3%, 6/30/2003                                                       10,000,000                10,073,850

   VRDN:

      MFHR:

         (Aegis Pleasant Hill)

            1.20% (LOC; JPMorgan Chase Bank)                                                  6,270,000  (a)           6,270,000

         Refunding:

            (Aegis Moraga Project)

               1.20% (Liquidity Facility; FNMA)                                               7,255,000  (a)           7,255,000

            (Sunrise Fresno)

               1.30% (Liquidity Facility; FNMA)                                               1,500,000  (a)           1,500,000

      Private Schools Revenue

         (St. Mary's and All Angels School)

         1.15% (LOC; Allied Irish Banks)                                                      8,000,000  (a)           8,000,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Statewide Communities Development

  Corporation, IDR, VDRN:

    (American River)

         1.25% (LOC; California State

         Teachers Retirement)                                                                 1,645,000  (a)           1,645,000

      (Cordeiro Vault Company):

         1.25% (LOC; California State

            Teachers Retirement)                                                                390,000  (a)             390,000

         1.35% (LOC; California State

            Teachers Retirement)                                                                 85,000  (a)              85,000

      (Evapco Inc. Project)

         1.25% (LOC; California State

            Teachers Retirement)                                                                265,000  (a)             265,000

      (Flambeau Airmold Corp.)

         1.25% (LOC; Royal Bank of Canada)                                                    2,100,000  (a)           2,100,000

      (Florestone Products Co.)

         1.25% (LOC; California State

         Teachers Retirement)                                                                   940,000  (a)             940,000

      (Grundfos Pumps Corp.)

         1.25% (LOC; California State

         Teachers Retirement)                                                                 4,000,000  (a)           4,000,000

      (Setton Properties)

         1.25% (LOC; Wells Fargo Bank)                                                          300,000  (a)             300,000

      (South Bay Circuits)

         1.25% (LOC; California State

         Teachers Retirement)                                                                 1,200,000  (a)           1,200,000

Center Unified School District, TRAN

   2.50%, 11/19/2003                                                                          4,055,000                4,090,903

Commerce Joint Powers Financing Authority

  IDR, VRDN (Precision Wire Products)

   1.20% (LOC; Bank of America)                                                               1,855,000  (a)           1,855,000

Concord, MFHR, VRDN

  (Maplewood and Golden Glen)

   1.20% (LOC; Citibank)                                                                      4,050,000  (a)           4,050,000

Desert Sands Unified School District

   GO Notes, BAN 3%, 7/1/2003                                                                14,000,000                14,103,880

Fresno, Airport Revenue, VRDN

  Merlots Program 1.25% (Insured; FSA and

   Liquidity Facility; Wachovia Bank)                                                         8,985,000  (a)            8,985,000

La Verne Industrial Development Authority

  IDR, VRDN (Mobile Tool International Inc.)

   1.40% (LOC; Fleet National Bank)                                                           3,000,000  (a)            3,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Los Angeles Industrial Development Authority

  IDR, VRDN

  (AAA Packing & Shipping Project)

   1.25% (LOC; California State Teachers Retirement)                                          3,000,000  (a)            3,000,000

Maywood, COP, VRDN

  (Infrastructure Financing Project)

   1.25% (LOC; Allied Irish Banks)                                                            3,035,000  (a)            3,035,000

Oxnard Industrial Development Authority, IDR

  VRDN:

    (Accurate Engineering Project)

         1.20% (LOC; California State

         Teachers Retirement)                                                                 1,815,000  (a)            1,815,000

      (Western Saw Manufacturers)

         1.20% (LOC; U.S. Bank NA)                                                            2,970,000  (a)            2,970,000

Port of Oakland, Revenue

  VRDN, Merlots Program

  1.25% (Insured; FGIC and Liquidity Facility;

   Wachovia Bank)                                                                            14,680,000  (a)           14,680,000

Riverside Industrial Development Authority

                     IDR, VRDN (Sabert Corporation Project)

   1.25% (LOC; The Bank of New York)                                                          6,445,000  (a)            6,445,000

Riverside-San Bernardino Housing and Finance

  Agency, LR, VRDN

   1.15% (Liquidity Facility; Societe Generale)                                              10,850,000  (a)           10,850,000

Sacramento County:

  Airport System Revenue, Refunding

      3%, 7/1/2003 (Insured; FSA)                                                             1,185,000                 1,193,500

   GO Notes, TRAN

      3%, 8/1/2003                                                                            6,830,000                 6,891,975

Sacramento County Special Facilites

  Airport Revenue, VRDN

  (Cessna Aircraft Co. Project)

   1.20% (LOC; Bank of America)                                                               6,200,000  (a)            6,200,000

San Bernardino County, GO Notes, TRAN

   2.50%, 7/1/2003                                                                            2,000,000                 2,012,391

San Bernardino Industrial Development

  Authority, IDR, VRDN (W&H Voortman)

  1.25% (LOC; California State

   Teachers Retirement)                                                                       2,220,000  (a)            2,220,000

San Diego Area Housing and Finance Agency

  LR, VRDN

   1.20% (Liquidity Facility; Societe Generale)                                              19,000,000  (a)           19,000,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Leandro, MFHR, VRDN

  (Carlton Plaza)

   1.70% (LOC; Heller Financial Inc.)                                                         5,610,000  (a)            5,610,000

Selma Public Financing Authority, LR, Refunding

  VRDN (Street Improvement and

  Redevelopment Project)

   1.25% (LOC; Allied Irish Banks)                                                            6,785,000  (a)            6,785,000

Sonoma County, GO Notes, TRAN

   2.50%, 10/14/2003                                                                          5,000,000                 5,037,583

South Coast Local Education Agencies

   GO Notes, TRAN 3%, 6/30/2003                                                               3,600,000                 3,627,490

Tobacco Securitization Authority, Southern

  California Tobacco Settlement Revenue, VRDN

   1.25% (LOC; Westdeutsche Landesbank)                                                       2,300,000  (a)            2,300,000

U.S. RELATED--1.0%

Guam Government, LOR, GO Notes

   3.25%, 12/1/2002 (Insured; FSA)                                                            4,000,000                 4,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $385,720,270)                                                             99.8%               385,720,270

CASH AND RECEIVABLES (NET)                                                                          .2%                   702,091

NET ASSETS                                                                                       100.0%               386,422,361



                                                                                              The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond                           LOC                   Letter of Credit
                              Assurance Corporation
                                                                            LOR                   Limited Obligation Re
BAN                       Bond Anticipation Notes
                                                                            LR                    Lease Revenue
COP                       Certificate of Participation
                                                                            MBIA                  Municipal Bond
EDR                       Economic Development Revenue                                                 Investors Assurance
                                                                                                       Insurance Corpor
FGIC                      Financial Guaranty
                                Insurance Company                           MFHR                  Multi-Family Housing Revenue

FNMA                      Federal National                                  SWDR                  Solid Waste Disposal Revenue
                              Mortgage Association
                                                                            TRAN                  Tax and Revenue
FSA                       Financial Security Assurance                                                 Anticipation Notes

GO                        General Obligation                                VRDN                  Variable Rate Demand Notes

IDR                       Industrial Development Revenue




Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               97.3

AAA, AA, A(b)                    Aaa, Aa, A(b)                   AAA, AA, A(b)                                     1.6

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      1.1

                                                                                                                 100.0

(A)   SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
      CHANGE.

(B)   NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
      THE ISSUERS.

(C)   SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
      HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
      RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)   AT NOVEMBER 30, 2002, THE FUND HAD $103,427,050 OR 26.8% OF NET ASSETS,
      INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS
      DEPENDANT UPON REVENUES GENERATED FROM INDUSTRIAL PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           385,720,270   385,720,270

Interest receivable                                                   1,284,332

Prepaid expenses                                                         24,856

                                                                    387,029,458
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           171,645

Cash overdraft due to Custodian                                         395,269

Accrued expenses                                                         40,183

                                                                        607,097
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      386,422,361
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     386,449,994

Accumulated net realized gain (loss) on investments                    (27,633)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      386,422,361

NET ASSET VALUE PER SHARE

                                                          Class A       Class B
--------------------------------------------------------------------------------

Net Assets ($)                                        378,406,826     8,015,535

Shares Outstanding                                    378,436,812     8,013,182
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Year Ended November 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,585,134

EXPENSES:

Management fee--Note 2(a)                                            2,044,678

Shareholder servicing costs--Note 2(c)                                 276,445

Professional fees                                                       49,355

Custodian fees                                                          43,868

Registration fees                                                       37,356

Prospectus and shareholders' reports                                    32,129

Trustees' fees and expenses--Note 2(d)                                  11,056

Distribution fee and prospectus--Note 2(b)                               9,571

Miscellaneous                                                           13,735

TOTAL EXPENSES                                                       2,518,193

Less--reduction in shareholder servicing costs
  due to undertaking--Note 2(c)                                        (4,707)

NET EXPENSES                                                         2,513,486

INVESTMENT INCOME--NET                                               4,071,648
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  51,380

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,123,028

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                           -------------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,071,648          11,172,740

Net realized gain (loss) on investments            51,380             120,453

Net unrealized appreciation
   (depreciation) on investments                       --             (33,118)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,123,028          11,260,075
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (4,042,638)         (11,034,123)

Class B shares                                   (29,010)            (138,617)

TOTAL DIVIDENDS                               (4,071,648)         (11,172,740)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Class A shares                              1,159,018,854       2,345,843,811

Class B shares                                 43,965,606          41,161,545

Dividends reinvested:

Class A shares                                  3,865,742          10,455,588

Class B shares                                     27,022             132,429

Cost of shares redeemed:

Class A shares                            (1,260,536,024)      (2,477,431,798)

Class B shares                               (39,772,207)         (47,448,844)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (93,431,007)        (127,287,269)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (93,379,627)        (127,199,934)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           479,801,988          607,001,922

END OF PERIOD                                 386,422,361          479,801,988

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2002           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                            .010           .022           .030          .024          .027

Distributions:

Dividends from investment income--net                            (.010)         (.022)         (.030)        (.024)        (.027)

Net asset value, end of period                                   1.00           1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 1.01           2.20           3.04          2.44          2.78
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .61            .58            .58           .61           .64

Ratio of net investment income
   to average net assets                                         1.00           2.20           2.98          2.42          2.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         378,407        476,007        597,054       523,890       335,726

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended November 30,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2002          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .006           .018           .026           .020          .024

Distributions:

Dividends from investment income--net                            (.006)         (.018)         (.026)         (.020)        (.024)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .62           1.78           2.63           2.06          2.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00           1.00           1.00            .95          1.00

Ratio of net investment income
   to average net assets                                          .61           1.86           2.53           2.06          2.34

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                        .10            .04            .05            .13           .07
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           8,016           3,795         9,948         17,314         8,760

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General California Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal and California state personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and Class A and Class B shares are subject to a Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $34,016 during the period ended November 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At November 30, 2002, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $27,633 is available to be applied against future net securities profit, if any, realized subsequent to November 30, 2002. If not applied, $6,416 of the carryover expires in fiscal 2005, $8,381 expires in fiscal 2006 and $12,836 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2002 and November 30, 2001, respectively, were all tax exempt income.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan, such aggregate amount not to exceed in any fiscal year of the fund, the greater of $100,000 or .005 of 1% of the average daily net assets of Class B. In addition, Class B shares reimburse the Distributor for pay ments made to third parties for distributing their shares at an annual rate up to .20 of 1% of the value of the average daily net assets of Class B shares. During the period ended November 30, 2002, Class B shares were charged $9,571 pursuant to the Distribution Plan.

(C) Under the Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), Class A shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, Class A shares were charged $157,539 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), Class B shares pay the Distributor for the provision of certain services to the holders of Class B shares, at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 2001 through November 30, 2002, that if the aggregate expenses of Class B shares, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of Class B, the Manager would reimburse the expenses of the fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Class B Shareholder Services Plan. During the period ended November 30, 2002, Class B shares were charged $11,882 of which $4,707 was reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $62,305 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees General California Municipal Money Market
Fund

We have audited the accompanying statement of assets and liabilities of General California Municipal Money Market Fund, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Money Market Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                             [ERNST & YOUNG LLP SIGNATURE LOGO]

New York, New York

January 6, 2003

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2002 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are California residents, California personal income taxes).


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (59)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                                                                        The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Ernest Kafka (70)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (59)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery-Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                                        The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 40 years old and had been an employee of the Manager since August 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc


                                                           For More Information

                        General California Municipal Money Market Fund 200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                   573AR1102